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                           FORM N-4, ITEM 24(b)(8.39)
               FORM OF INVESTOR DISTRIBUTION AND SERVICE AGREEMENT
 BETWEEN BLACKROCK INVESTMENTS, INC. & AMERICAN UNITED LIFE INSURANCE COMPANY(R)
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1


Service Organization Name:______________________________

                                    BLACKROCK

                   INVESTOR DISTRIBUTION AND SERVICE AGREEMENT

BlackRock Investments, Inc.
40 East 52nd Street
New York, NY 10022



BlackRock Investments, Inc. ("BII") and the service organization named below ("Service Organization") wish to enter into this Agreement relating to the clients of Service Organization ("Clients") who may from time to time beneficially own R, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares (collectively, the "Shares") of all open-end investment companies, or investment portfolios thereof, distributed by BII, except for the investment portfolios of (i) BlackRock Liquidity Funds, (ii) Merrill Lynch Funds for Institutions Series, (iii) FDP Series, Inc. and (iv) Managed Account Series (each a "Fund" and, collectively, the "Funds").

The terms and conditions of this Agreement are as follows:

Section 1: Except as otherwise designated in Appendix A to this Agreement, Service Organization agrees to provide general shareholder liaison services relating to the administration of shareholder accounts with respect to Clients who may from time to time beneficially own Shares.

"General shareholder liaison services" include, but are not limited to, (i) answering Client inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions or repurchases of shares may be effected and certain other matters pertaining to the Clients' investments; (ii) assisting Clients in designating and changing dividend options, account designations and addresses; and (iii) providing such other similar services as a Fund, BII or a Client may reasonably request.

Section 2: Except as otherwise designated in Appendix A to this Agreement, Service Organization agrees to provide distribution and sales support services for the Funds for which it receives a distribution and sales support fee, which services may include some or all of the following: (i) the implementation of marketing and promotional activities, including direct mail promotions; (ii) the distribution of sales literature; (iii) the payment of expenditures for sales or distribution support services such as for telephone facilities and in-house telemarketing; (iv) the payment of commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Service Organization, attributable to distribution or sales support activities;
(v) the payment of travel, equipment, printing, delivery and mailing costs, overhead and other office expenses of Service Organization attributable to distribution or sales support activities, as applicable; and (vi) the payment of any other costs and expenses relating to distribution or sales support activities.

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Section 3: Service  Organization  will provide such office space and  equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in its business, or any personnel employed by it) as may be reasonably necessary or beneficial in order to provide the aforementioned services.

Section 4: Neither Service Organization nor any of its officers, employees or agents are authorized to make any representations concerning a Fund or its Shares except those contained in the then current prospectuses and Statement of Additional Information for Shares, repurchase offer notices or in such supplemental literature or advertising as may be authorized by the Fund or BII in writing.

Section 5: For all purposes of this Agreement, Service Organization will be deemed to be an independent contractor, and will have no authority to act as agent for the Funds or BII in any matter or in any respect. Service Organization shall disclose to its Clients that they are transacting business with Service Organization only and not with BII or the Funds and that they shall look only to Service Organization and not to BII or the Funds for resolution of problems or discrepancies in their accounts. Service Organization agrees to and does release, indemnify and hold the Funds, BII and their agents and employees harmless from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by Service Organization or its officers, employees or agents regarding the responsibilities of Service Organization hereunder or the purchase, redemption, transfer or registration of Shares (or orders relating to the same) by or on behalf of Clients to whom Service Organization provides services hereunder. Service Organization and its employees will, upon request, be available during normal business hours to consult with the Funds, BII or their designees concerning the performance of Service Organization's responsibilities under this Agreement.

Section 6: (i) In consideration of the services and facilities provided by Service Organization pursuant to Section 1 hereof, a Fund or its designee will pay to Service Organization, and Service Organization will accept as full payment therefor, the service fees set forth in Appendix A to this Agreement at annual rates based on the average daily net asset value of the Shares beneficially owned by Clients for whom Service Organization is the dealer of record or holder of record with whom Service Organization has a servicing relationship ("the Clients' Shares"), which fees will be computed daily and payable periodically at the intervals specified in Appendix A.

(ii) In consideration of the services and facilities provided by Service Organization pursuant to Section 2 hereof, BII (and not the Funds) will pay to Service Organization, and Service Organization will accept as full payment therefor, the distribution and sales support fees set forth in Appendix A to this Agreement at annual rates based on the average daily net asset value of the Clients' Shares, which fees will be computed daily and payable periodically at the intervals specified in Appendix A. Service Organization agrees to waive the payment of any general shareholder liaison services and/or distribution and sales support fees unless and until BII has received such fees from the applicable Fund.

(iii) For purposes of determining the fees payable under this Section 6, the average daily net asset value of the Clients' Shares will be computed in the manner specified in the applicable Fund's Registration Statement (as the same is in effect from time to time) in connection with the computation of the net asset value of Shares for purposes of purchases and redemptions. The fee rate(s) set forth in Appendix A to this Agreement may be prospectively increased or decreased by the Funds and BII, in their sole discretion, at any time upon notice to Service Organization. Further, any Fund may, in its discretion and without notice, suspend or withdraw the sale of its Shares, including the sale of its Shares to Service Organization for the account of any Client or Clients.


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(iv) The fees set forth in Appendix A to this Agreement  shall be  automatically
amended   to   reflect   any   changes   thereto   approved   by  the  Board  of
Directors/Trustees of a Fund from time to time.

Section 7: Any person authorized to direct the disposition of monies paid or payable pursuant to this Agreement will provide to the applicable Fund's Board of Directors/Trustees, and the directors/trustees will review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. Service Organization will furnish the Funds, BII or their designees with such information as they may reasonably request (including, without limitation, periodic certifications confirming the provision to Clients of the services described herein), and will otherwise cooperate with the Funds, BII and their designees (including, without limitation, any auditors designated by the Funds), in connection with the preparation of reports to the Board of Directors/Trustees concerning this Agreement and the monies paid or payable pursuant hereto, as well as any other reports or filings that may be required by law.

Section 8: The Funds and BII may enter into other similar Agreements with any other person or persons without Service Organization's consent.

Section 9: This Agreement will become effective on the date it is accepted and signed by BII or its designee. Unless sooner terminated, this Agreement will continue until the first March 31st after the date on which the Agreement is executed, and thereafter will continue automatically for successive annual periods, provided such continuance is approved at least annually by the Funds in the manner described in Section 12. This Agreement will automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940 (the "1940 Act")). This Agreement is terminable with respect to any class of Shares, without penalty, at any time by the applicable Fund or by either BII or Service Organization upon written notice to the parties hereto.

Section 10: All notices and other communications to BII or Service Organization will be duly given if mailed, telegraphed, telexed or transmitted by similar telecommunications device to the appropriate address stated herein, or to such other addresses as any party shall so provide to other parties.

Section 11: This Agreement will be construed in accordance with the laws of the State of Delaware, and is non-assignable by the parties hereto.

Section 12: A substantially similar form of this Agreement has been approved by the vote of a majority of (i) the Board of Directors/Trustees of each applicable Fund and (ii) those directors/trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plans adopted by the Funds regarding the provision of services to the beneficial owners of Shares or in any agreement related thereto cast in person at a meeting called for the purpose of voting on such approval.

Section 13: Service Organization agrees to provide general shareholder liaison services in accordance with all applicable federal and state securities laws and the rules and regulations of applicable regulatory agencies or authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority ("FINRA"), specifically including but not limited to Rule 22c-1(a) under the 1940 Act and all requirements to provide specific disclosures to Clients regarding fees paid under this Agreement. Service Organization will, upon request, annually certify to compliance with all applicable federal, state and self-regulatory organization requirements. Service Organization agrees to promptly advise BII if it receives notice of any of the following: (1) any Client complaint, litigation initiated or threatened, or communication by a

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regulatory  authority  which relates to a Fund or to a transaction  in Shares by
Service Organization; or (2) any notice of an examination by any regulatory agency or self-regulatory organization that may or has resulted in a material compliance deficiency; and Service Organization agrees to promptly provide BII with such information and documentation thereon as BII may request.

Service Organization has policies and procedures in place in order to comply with all such requirements, including its obligations under the provisions of the International Money Laundering Abatement Act, the USA PATRIOT Act, the Bank Secrecy Act ("BSA") and any other anti-money laundering law, rule or regulation applicable to Service Organization as a financial institution under the BSA, or otherwise. Subject to legal restrictions, Service Organization will, upon a Fund's or BII's request, promptly provide to the Fund or BII evidence of those policies and procedures and Service Organization's compliance therewith and/or evidence establishing the identities and sources of funds for each purchase of Shares. Service Organization agrees to provide BII with such information as it may reasonably request, including but not limited to the filling out of questionnaires, attestations and other documents, to enable BII and the Funds to fulfill their obligations under the PATRIOT Act, and, upon BII's request, to file a notice pursuant to Section 314 of the PATRIOT Act and the implementing regulations related thereto to permit the voluntary sharing of information between Service Organization and BII. Upon filing such a notice Service Organization agrees to forward a copy to BII, and further agrees to comply with all requirements under the PATRIOT Act and implementing regulations concerning the use, disclosure, and security of any information that is shared. To the best of Service Organization's knowledge none of its customer(s): (i) is a country, territory, individual entity or organization named on any "watch list" issued by the Office of Foreign Assets Control ("OFAC"); or (ii) is on any similar list issued by the government of any jurisdiction in which Service Organization is doing business; or (iii) is otherwise publicly identified on any similar list of sanctioned persons issued publicly or directly to Service Organization by a regulator or other government-affiliated bureau, agency or organization in any jurisdiction in which we are doing business. Service Organization has established procedures to identify customer(s) on such lists.

Section 14: Service Organization agrees that any orders transmitted to a Fund or its agent are subject to the terms and conditions of the Fund's prospectus (including, without limitation, those provisions regarding the purchase, exchange and redemption of Shares and policies to deter market timing and other inappropriate trading activity such as any redemption fees and any limitations on exchanges) and this Agreement and are subject to acceptance or rejection by the Fund in its sole discretion. A Fund's failure to reject any purchase orders that might be deemed to be inappropriate shall not constitute a waiver of its rights under this section. Service Organization's handling of orders for transactions of Shares shall also comply with Service Organization's internal policies and procedures, which Service Organization believes to be appropriate and sufficient with regard to the handling of Fund orders on a timely basis and which Service Organization believes provide adequate controls and procedures to ensure ongoing compliance with all applicable federal and state securities laws, the rules and regulations of applicable regulatory agencies or authorities and the Fund's prospectus. Service Organization shall monitor all Client accounts for inappropriate trading activity such as market timing, excessive short-term trading and such other activity described in the Fund's prospectus as being inappropriate or impermissible and shall inform the Fund of any such activity that Service Organization identifies.

         covered in a 22c-2 Agreement


Section 15: This Agreement may be amended by BII at any time upon written notice to the Service Organization (same comment here are in other agreements), and the Service Organization's placing of a transaction regarding Shares of a Fund after
notice  of  such   amendment

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has been sent shall  constitute  the Service  Organization's  agreement  to such amendment. Any change or waiver to this Agreement or any term thereof desired by Service Organization shall be executed in writing and signed by both BII and Service Organization.

Section 16: BII and the Funds shall have full authority to take such action as they may deem advisable in respect of all matters pertaining to the continuous offering of the Shares. In no way shall the provisions of this Agreement limit the authority of BII or the Funds to take such lawful action as they may deem appropriate or advisable in connection with all matters relating to the operation of the Funds and the sale of the Shares. BII and the Funds shall be under no liability to Service Organization or its Clients except for lack of good faith and for obligations expressly assumed by BII and the Funds herein. Nothing contained in this paragraph is intended to operate as, and the provisions of this paragraph shall not in any way whatsoever constitute, a waiver by Service Organization of compliance with any provision of the Securities Act of 1933, as amended, or of the rules and regulations of the SEC issued thereunder.

Section  17:  This  Agreement,  including  all  exhibits,  contains  the  entire agreement between the parties with respect to the transactions covered and contemplated hereunder, and supersedes all prior agreements and understandings with regard to the Funds between the parties relating to the subject matter hereof, including without limitation any agreements between Service Organization or its affiliates and (i) State Street Research & Management Company, its
affiliates and/or the State Street Research mutual funds or (ii) FAM Distributors, Inc. and/or the mutual funds previously advised by Merrill Lynch Investment Managers or one of its affiliates.


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IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year written below.

                                    BLACKROCK INVESTMENTS, INC.

                                     By:
Service Organization Name (please print or type)          (Authorized Officer)



Address                   Signature

City     State    Zip Code  Title

By:
   (Please Print or Type)
Date
Signature
Title
Date

Date:___________________



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                                   Appendix A

                                    BLACKROCK

                                  Appendix A to
                   Investor Distribution and Service Agreement

                                  FEE SCHEDULE

Pursuant to the terms and conditions set forth in the attached Investor Distribution and Service Agreement (the "Agreement"), Service Organization agrees to provide the services described in Section 1 and Section 2 of the Agreement for a Fund as follows:

                                              Yes                 No
General Shareholder Liaison Services          |_|                 |_|

Distribution and Sales Support Services       |_|                 |_|



Pursuant  to the terms and  conditions  set  forth in the  Agreement  (including
Section 3 thereof), Service Organization will accept as full payment for the services provided by it as specified above a Distribution and Sales Support Fee and/or a Service Fee for General Shareholder Liaison Services (sometimes also called an Account Maintenance Fee) (calculated daily and payable monthly) for all Funds except those listed below as follows:
                                                Yes     No
General Shareholder Liaison Services
Distribution and Sales Support Services



Pursuant  to the terms and  conditions  set  forth in the  Agreement  (including
Section 3 thereof), Service Organization will accept as full payment for the services provided by it as specified above a Distribution and Sales Support Fee and/or a Service Fee for General Shareholder Liaison Services (sometimes also called an Account Maintenance Fee) (calculated daily and payable monthly) for all Funds except those listed below as follows:



Service Fee for General  Shareholder  Liaison  Services (or Account  Maintenance
Fee) for  Investor A,  Investor B,  Investor B1,  Investor C,  Investor C1 and R
Shares    0.25%

Service Fee for General  Shareholder  Liaison  Services (or Account  Maintenance
Fee) for Investor A1, Investor B2 and Investor C2 Shares 0.10%


Distribution and Sales Support Fee for Investor C Shares 0.75%

Distribution and Sales Support Fee for Investor C1 Shares 0.55%

Distribution and Sales Support Fee for Investor C2 Shares 0.30%

Distribution and Sales Support Fee for R Shares 0.25%

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Pursuant  to the terms and  conditions  set  forth in the  Agreement  (including
Section 3 thereof), Service Organization will accept as full payment for the services provided by it as specified above a Distribution and Sales Support Fee and/or a Service Fee for General Shareholder Liaison Services (sometimes also called an Account Maintenance Fee) (calculated daily and payable monthly). Fees for the Funds listed below, differ from the standard fees listed above as follows:
                                    Service Fee            Distribution and Sale
                               (Account Maintenance            Support Fee
                                      Fee)

BlackRock Total Return Fund     Investor B2 - .25%      Investor C2 - 0
                                Investor C2 - .25%

BlackRock California Insured Municipal Bond Fund        Investor C1 - .35%

BlackRock Florida Municipal Bond Fund                   Investor C1 - .35%

BlackRock Index Equity Portfolio  Investor A - .15%
                                  Investor B - .15%
                                  Investor C - .15%

BlackRock Intermediate Municipal  Investor B - .20%
 Fund

BlackRock Intermediate Term Fund  Investor C2 - .25%    Investor C2 - 0

BlackRock Low Duration Bond Portfolio                   Investor B2 - .05%

BlackRock New Jersey Municipal Bond Fund                Investor C1 - .35%

BlackRock New York Municipal Bond Fund                  Investor C1 - .35%

BlackRock Pennsylvania Municipal Bond Fund              Investor C1 - .35%

BlackRock Short-Term Bond Fund                          Investor C1 - .45%

BlackRock Short-Term Municipal    Investor B - .15%
 Fund

BlackRock Summit Cash Reserves    Investor A - 0        Investor C - 0
 Fund                             Investor B - 0
                                  Investor C - 0


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Except as otherwise agreed by the parties, the foregoing fees will accrue and be payable on each Share beneficially owned by a Client for periods beginning on and after the following dates:

                                        Investor A   Investor B   Investor C,
                                        and A1        B1 and B2     C1 and C2
                           R Shares     Shares          Shares      Shares

Service Fee for General   On the        On the        On the       One year
Shareholder Liaison      Settlement     Settlement    Settlement   After
Services (sometimes       Date          Date          Date      Settlement Date
referred to as an
Account Maintenance Fee)


Distribution and         On the                                  One year after
Sales Support Fee       Settlement Date  N/A           N/A       Settlement Date


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